UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00041

GENERAL AMERICAN INVESTORS COMPANY, INC.

(Exact name of registrant as specified in charter)

530 Fifth Avenue, 26th Floor, New York, New York 10036

(Address of principal executive offices) (Zip code)

Eugene S. Stark
General American Investors Company, Inc.
530 Fifth Avenue
26th Floor
New York, New York 10036
(Name and address of agent for service)

Copy to:
John E. Baumgardner, Jr., Esq.
Sullivan & Cromwell LLP
125 Broad Street
New York, New York 10004

Registrant’s telephone number, including area code: 212-916-8400

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

General

American

Investors

2020

Annual

Report

GENERAL AMERICAN INVESTORS COMPANY, INC.

Established in 1927, the Company is a closed-end investment company listed on the New York Stock Exchange. Its objective is long-term capital appreciation through investment in companies with above average growth potential.

FINANCIAL SUMMARY (unaudited)
	2020	2019
Net assets applicable to Common Stock - December 31	$1,087,971,063	$1,081,697,614
Net investment income	3,134,606	8,218,332
Net realized gain	74,962,718	60,896,277
Net increase (decrease) in unrealized appreciation	(1,125,262)	227,762,298
Distributions to Preferred Stockholders	(11,311,972)	(11,311,972)

Per Common Share - December 31
Net asset value	$44.00	$43.70
Market price	$37.19	$37.74
Discount from net asset value	(15.5)%	(13.6)%

Common Shares outstanding - Dec. 31	24,728,206	24,753,191
Market price range* (high-low)	$39.01-$22.71	$38.41-$28.28
Market volume - shares	10,948,472	9,705,681
*Unadjusted for divident payments.

DIVIDEND SUMMARY (per share) (unaudited)
Record Date	Payment Date	Ordinary Income	Long-Term Capital Gain	Total

Common Stock

Nov. 16, 2020	Dec. 30, 2020	$0.147490	$2.352510	$2.500000
Feb. 8, 2021	Feb. 19, 2021	–	0.250000	0.250000
Total from 2020 earnings		$0.147490	$2.602510	$2.750000

Nov. 18, 2019	Dec. 30, 2019	$0.387946	$2.062054	$2.450000
Total from 2019 earnings

Preferred Stock

Mar. 9, 2020	Mar. 24, 2020	$0.021939	$0.349936	$0.371875
Jun. 8, 2020	Jun. 24, 2020	0.021939	0.349936	0.371875
Sept. 8, 2020	Sept. 24, 2020	0.021939	0.349936	0.371875
Dec. 7, 2020	Dec. 24, 2020	0.021939	0.349936	0.371875
Total for 2020		$0.087756	$1.399744	$1.487500

Mar. 7, 2019	Mar. 25, 2019	$0.058885	$0.312990	$0.371875
Jun. 7, 2019	Jun. 24, 2019	0.058885	0.312990	0.371875
Sept. 9, 2019	Sept. 24, 2019	0.058885	0.312990	0.371875
Dec. 9, 2019	Dec. 24, 2019	0.058885	0.312990	0.371875
Total for 2019		$0.235540	$1.251960	$1.487500

General American Investors Company, Inc.

530 Fifth Avenue, 26th Floor, New York, NY 10036

(212) 916-8400 (800) 436-8401

E-mail: InvestorRelations@gainv.com

www.generalamericaninvestors.com

TO THE STOCKHOLDERS

General American Investors

G

eneral American Investors’ net asset value (NAV) per Common Share (assuming reinvestment of all dividends) increased 7.5% for the year ended December 31, 2020. The U.S. stock market was up 18.4% for the year, as measured by our benchmark, the Standard & Poor’s 500 Stock Index (including income). The return to our Common Stockholders increased by 5.2% and the discount at which our shares traded to their NAV continued to fluctuate and on December 31, 2020, it was 15.5%.

The table that follows provides a comprehensive presentation of our performance and compares our returns on an annualized basis with the S&P 500.

Years	Stockholder Return (Market Value)	NAV Return	S&P 500
3	10.3%	10.5%	14.2%
5	11.9	11.9	15.2
10	10.7	10.7	13.9
20	6.6	6.7	7.4
30	11.5	11.3	10.7
40	11.7	11.9	11.5
50	12.2	12.3	10.9

For General American Investors, 2020 presented a number of challenges. Operationally, we had prepared well for our employees’ ability to work remotely as the pandemic unfolded. Our application of technology over the years to reduce our dependence on physical infrastructure helped enormously. Returns relative to the S&P 500 suffered, however, as much of the indexes’ performance for the year was driven by a small number of leading technology companies and select healthcare securities. In contrast, the portfolio performed better when compared to the equal weighted S&P 500. A few of our companies struggled in the new pandemic environment, we evaluated and culled a few, while adding others likely to benefit. In consequence of the reduced exposure and out of an abundance of caution, cash balances rose markedly.

It was also a year in which all things possible and improbable occurred; a pandemic, historic government and monetary policy response at a scale to trailing Gross Domestic Product (GDP) not seen since the 1930s, enormous social and political unrest, and the creation of vaccines and therapeutics in record time. And yet, amidst it all, a fully recovered and invigorated stock market, characterized by tame interest rates courtesy of the Fed on the back of a still weak, but likely improving economy.

The extraordinary fiscal and monetary policy worked as history suggested it might with regard to equity and credit markets, but with a bloated Federal Reserve balance sheet and a fiscal deficit of historic proportions. The potential cost and benefit of this policy will be seen on the other side of the pandemic as economies recover, unemployment falls and support withdraws. Significant economic and market distortions could linger for years.

Like many things, policy has its pushes and pulls. The application of rent, student loan, and other payment deferrals and moratoriums during the pandemic, suggest the economics are favorable in the short term for the beneficiaries, but longer term the implications for the asset owners are more suspect. Direct payments to 75% of U.S. households have positively impacted the savings rate as some of the money has no place to go, making it inert for now. All that may change in the future once opportunities to spend emerge, which may point to a strong second half of 2021 presuming the vaccines work as trials indicate and no significant mutations occur to sharply reduce their efficacy. There is precedence for this economic outcome following the end of the Spanish Influenza in 1919 and World War II. This has led some economists to forecast U.S. nominal GDP rising in excess of 8% during the second half of 2021 and into 2022.

An alternative outcome can be postulated that currently looks a bit more inconclusive for equity markets, but not necessarily for the economy. Should the other side of this pandemic resemble the aftermath of the Great Financial Crisis with lower potential GDP, poor capital expenditures, rising taxes and weak international trade as the pandemic remains in the third world, reduced world economic potential and repressed inflation might result. Add to that, hobbled fiscal and central bank policy from prior efforts. In this scenario, with many equities priced for perfection and volatility in individual select equities at extremes, wide price swings are not unlikely. For now, we remain positive on the economy as industries restock and rebuild and government support programs continue. But we are wary of the equity market’s ebullient mood, due in part to high levels of margin debt, and the speculative fever seen in the record high open interest in call options, a leveraged way to bet on a securities upside. Longer term, equity securities offer a comparatively better return than fixed income securities, but relative is not absolute.

We are pleased to announce that on December 31, 2020, Ms. Savannah Sachs was appointed to the Board of Directors of the Company. Ms. Sachs is Chief Executive Officer of Tula, a leading probiotic clean clinical skincare brand. Ms. Sachs has broad operating experience as an executive leader in consumer and digital businesses both in the U.S. and internationally.

By Order of the Board of Directors,

Jeffrey W. Priest

President and Chief Executive Officer

January 27, 2021

THE COMPANY

General American Investors

Corporate Overview

General American Investors, established in 1927, is one of the nation’s oldest closed-end investment companies. It is an independent organization that is internally managed. For regulatory purposes, the Company is classified as a diversified, closed-end management investment company; it is registered under and subject to the Investment Company Act of 1940 and Sub-Chapter M of the Internal Revenue Code.

Investment Policy

The primary objective of the Company is long-term capital appreciation. Lesser emphasis is placed on current income. In seeking to achieve its primary objective, the Company invests principally in common stocks believed by its management to have better than average growth potential.

The Company’s investment approach focuses on the selection of individual stocks, each of which is expected to meet a clearly defined portfolio objective. A continuous investment research program, which stresses fundamental security analysis, is carried on by the officers and staff of the Company under the oversight of the Board of Directors. The Directors have a broad range of experience in business and financial affairs.

Portfolio Manager

Mr. Jeffrey W. Priest, has been President of the Company since February 1, 2012 and has been responsible for the management of the Company since January 1, 2013 when he was appointed Chief Executive Officer and Portfolio Manager. Mr. Priest joined the Company in 2010 as a senior investment analyst and has spent his entire 30-year business career on Wall Street. Mr. Priest succeeds Mr. Spencer Davidson who served as Chief Executive Officer and Portfolio Manager from 1995 through 2012.

“GAM” Common Stock

As a closed-end investment company, the Company does not offer its shares continuously. The Common Stock is listed on The New York Stock Exchange (symbol, GAM) and can be bought or sold in the same manner as all listed stocks. Net asset value is computed and published on the Company’s website daily (on an unaudited basis) and is also furnished upon request. It is also available on most electronic quotation services using the symbol “XGAMX.” Net asset value per share (NAV), market price, and the discount or premium from NAV as of the close of each week, is published in Barron’s and The Wall Street Journal, Monday edition.

Shares of the Company usually sell at a discount to NAV, as do the shares of most other domestic equity closed-end investment companies.

Since March 1995, the Board of Directors has authorized the repurchase of Common Stock in the open market when the shares trade at a discount to NAV of at least 8%. To date, 30,045,224 shares have been repurchased.

“GAM Pr B”
Preferred
Stock

On September 24, 2003, the Company issued and sold in an underwritten offering 8,000,000 shares of its 5.95% Cumulative Preferred Stock, Series B with a liquidation preference of $25 per share ($200,000,000 in the aggregate). The Preferred Shares are rated “A1” by Moody’s Investors Service, Inc. and are listed and traded on The New York Stock Exchange (symbol, GAM Pr B). The Preferred Shares are available to leverage the investment performance of the Common Stockholders; higher market volatility for the Common Stockholders may result.

The Board of Directors authorized the repurchase of up to 1 million Preferred Shares in the open market at prices below $25 per share. To date, 395,313 shares have been repurchased.

THE COMPANY

General American Investors

Dividend
and
Distribution
Policy

The Company’s dividend and distribution policy is to distribute to stockholders before year-end substantially all ordinary income estimated for the full year and capital gains realized during the ten-month period ended October 31 of that year. If any additional capital gains are realized and available or ordinary income is earned during the last two months of the year, a “spill-over” distribution of these amounts may be paid. Dividends and distributions on shares of Preferred Stock are paid quarterly. Distributions from capital gains and dividends from ordinary income are allocated proportionately among holders of shares of Common Stock and Preferred Stock.

Dividends from income have been paid continuously on the Common Stock since 1939 and capital gain distributions in varying amounts have been paid for each of the years 1943-2020 (except for the year 1974). (A table listing dividends and distributions paid during the 20-year period 2001-2020 is shown at the top of page 5.) To the extent that shares can be issued, dividends and distributions are paid to Common Stockholders in additional shares of Common Stock unless the stockholder specifically requests payment in cash.

Proxy Voting
Policies,
Procedures
and Record

The policies and procedures used by the Company to determine how to vote proxies relating to portfolio securities and the Company’s proxy voting record for the 12-month period ended June 30, 2020 are available: (1) without charge, upon request, by calling the Company at its toll-free number (1-800-436-8401), (2) on the Company’s website at www.generalamericaninvestors.com and (3) on the Securities and Exchange Commission’s website at www.sec.gov.

Direct
Registration

The Company makes available direct registration for its Common Shareholders. Direct registration, an element of the Investors Choice Plan administered by our transfer agent, is a system that allows for book-entry ownership and electronic transfer of our Common Shares. Accordingly, when Common Shareholders, who hold their shares directly, receive new shares resulting from a purchase, transfer or dividend payment, they will receive a statement showing the credit of the new shares as well as their Plan account and certificated share balances. A brochure which describes the features and benefits of the Investors Choice Plan, including the ability of shareholders to deposit certificates with our transfer agent, can be obtained by calling American Stock Transfer & Trust Company at 1-800-413-5499, calling the Company at 1-800-436-8401 or visiting our website: www.generalamericaninvestors.com - click on Distributions & Reports, then Report Downloads.

Privacy
Policy and
Practices

The Company’s transfer agent collects nonpublic personal information about its direct stockholders with respect to their transactions in shares of the Company’s securities (those stockholders whose shares are registered directly in their names). This information includes the stockholder’s address, tax identification or Social Security number and dividend elections. We do not have knowledge of, nor do we collect personal information about, stockholders who hold the Company’s securities in “street name” registration.

We do not disclose any nonpublic personal information about our current or former stockholders to anyone, except as permitted by law. We restrict access to nonpublic personal information about our stockholders to those few employees who need to know that information to perform their responsibilities. We maintain safeguards to comply with federal standards to secure our stockholders’ information.

INVESTMENT RESULTS (UNAUDITED)

General American Investors

T

he investment return for a Common Stockholder of General American Investors (GAM) over the 20 years ended December 31, 2020 is shown in the table below and in the accompanying chart. The return based on GAM’s net asset value (NAV) per Common Share in comparison to the change in the Standard & Poor’s 500 Stock Index (S&P 500) is also displayed. Each illustration assumes an investment of $10,000 at the beginning of 2001.

Stockholder Return is the return a Common Stockholder of GAM would have achieved assuming reinvestment of all dividends and distributions at the actual reinvestment price and of all cash dividends and distributions at the market price on the ex-dividend date.

Net Asset Value (NAV) Return is the return on shares of the Company’s Common Stock based on the NAV per share, including the reinvestment of all dividends and distributions at the reinvestment prices indicated above.

Standard & Poor’s 500 Return is the total rate of return on this widely-recognized, unmanaged index which is a measure of general stock market performance, including dividend income.

Past performance may not be indicative of future results.

The following tables and graph do not reflect the deduction of taxes that a stockholder would pay on Company distributions or the sale of Company shares.

	GENERAL AMERICAN INVESTORS				STANDARD & POOR’S 500
	Stockholder Return		Net Asset Value Return		Return
Year	Cumulative Investment	Annual Return	Cumulative Investment	Annual Return	Cumulative Investment	Annual Return
2001	$10,433	4.33%	$9,880	-1.20%	$8,811	-11.89%
2002	7,594	-27.21	7,606	-23.02	6,860	-22.14
2003	9,645	27.01	9,690	27.40	8,820	28.56
2004	10,493	8.79	10,694	10.37	9,771	10.79
2005	12,319	17.40	12,427	16.20	10,243	4.83
2006	14,386	16.78	13,948	12.24	11,847	15.66
2007	15,641	8.72	15,065	8.01	12,488	5.41
2008	8,102	-48.20	8,584	-43.02	7,859	-37.07
2009	11,088	36.86	11,338	32.08	9,937	26.45
2010	12,889	16.24	13,074	15.31	11,434	15.06
2011	12,207	-5.29	12,699	-2.87	11,678	2.13
2012	14,620	19.77	14,897	17.31	13,545	15.99
2013	19,624	34.22	19,862	33.33	17,935	32.41
2014	21,452	9.32	21,145	6.46	20,390	13.69
2015	20,307	-5.34	20,815	-1.56	20,677	1.41
2016	21,848	7.59	22,830	9.68	23,155	11.98
2017	26,482	21.21	27,026	18.38	28,209	21.83
2018	23,868	-9.87	25,126	-7.03	26,974	-4.38
2019	33,783	41.54	33,938	35.07	35,468	31.49
2020	35,550	5.23	36,490	7.52	41,994	18.40

Total return on $10,000 investment for 20 years ended December 31, 2020

DIVIDENDS AND DISTRIBUTIONS PER COMMON SHARE (2001-2020) (UNAUDITED)

General American Investors

Earnings Source					Earnings Source
Year	Income	Short-Term Capital Gains	Long-Term Capital Gains	Return of Capital	Year	Income	Short-Term Capital Gains	Long-Term Capital Gains
2001	$0.370	$0.640	$1.370	—	2011	$0.147	$0.011	$0.342
2002	0.030	—	0.330	—	2012	0.215	0.015	1.770
2003	0.020	—	0.590	—	2013	0.184	—	1.916
2004	0.217	—	0.957	—	2014	0.321	0.254	2.925
2005	0.547	0.041	1.398	—	2015	0.392	—	0.858
2006	0.334	—	2.666	—	2016	0.283	—	2.997
2007	0.706	0.009	5.250	—	2017	0.578	—	3.012
2008	0.186	—	0.254	—	2018	0.294	—	1.956
2009	0.103	0.051	0.186	$0.010	2019	0.388	—	2.062
2010	0.081	0.033	0.316	—	2020	0.147	—	2.603

INVESTMENT RESULTS (UNAUDITED)

20-YEAR INVESTMENT RESULTS

ASSUMING AN INITIAL INVESTMENT OF $10,000CUMULATIVE VALUE OF INVESTMENT

This table shows dividends and distributions on the Company’s Common Stock for the prior 20-year period. Amounts shown are based upon the year in which the income was earned, not the year paid. Spill-over payments made after year-end are attributable to income and gains earned in the prior year.

Industry Category	Cost (000)	Value (000)	% Common Net Assets*
Information Technology
Semiconductors & Semiconductor Equipment	$13,320	$82,554	7.6%
Software & Services	31,280	93,515	8.6
Technology, Hardware & Equipment	32,140	96,572	8.9
	76,740	272,641	25.1
Financials
Banks	3,429	24,804	2.3
Diversified Financials	10,555	64,075	5.9
Insurance	26,906	84,775	7.8
	40,890	173,654	16.0
Consumer Staples
Food, Beverage & Tobacco	24,052	72,093	6.6
Food & Staples Retailing	11,703	35,302	3.2
Household & Personal Products	15,024	32,092	3.0
	50,779	139,487	12.8
Consumer Discretionary
Retailing	36,027	128,366	11.8

Communication Services
Media & Entertainment	48,773	101,000	9.3
Telecommunication Services	17,849	21,974	2.0
	66,622	122,974	11.3
Industrials
Capital Goods	20,543	34,074	3.1
Commercial & Professional Services	14,982	64,412	5.9
	35,525	98,486	9.0
Health Care
Health Care Equipment & Services	5,079	6,788	0.6
Pharmaceuticals, Biotechnology & Life Sciences	44,704	70,907	6.5
	49,783	77,695	7.1

Miscellaneous**	24,019	29,913	2.7
Materials	22,638	26,690	2.5
Energy	16,966	22,672	2.1
	419,989	1,092,578	100.4
Short-Term Securities	199,933	199,933	18.4
Total Investments	$619,922	1,292,511	118.8
Liabilities in Excess of Other Assets		(14,423)	(1.3)
Preferred Stock		(190,117)	(17.5)
Net Assets Applicable to Common Stock		$1,087,971	100.0%

*Net Assets applicable to the Company’s Common Stock

**Securities which have been held for less than one year, not previously disclosed, and not restricted.

(see notes to financial statements)

The diversification of the Company’s net assets applicable to its Common Stock by industry group as of December 31, 2020 is shown in the table.

PORTFOLIO DIVERSIFICATION (UNAUDITED)

General American Investors

MAJOR STOCK CHANGES(a): THREE MONTHS ENDED DECEMBER 31, 2020 (UNAUDITED)

General American Investors

		Net Shares Transacted	Shares Held
Increases:
New Positions	Agnico Eagle Mines Limited	35,000	102,554	(b)
	AIXTRON SE	8,311	308,364	(b)
	Barrick Gold Corporation	330,300	330,300
	Chevron Corporation	50,000	77,827	(b)
	Citrix Systems, Inc.	75,101	75,101
	Expedia Group, Inc.	46,365	46,365
	Liberty Broadband Corporation - Series C	159,035	159,035	(c)

Additions	Akamai Technologies, Inc.	35,000	88,000
	Gilead Sciences, Inc.	50,000	74,900
	Otis Worldwide Corporation	42,315	151,085
	Pfizer Inc.	25,000	390,808
	T-Mobile US, Inc.	42,500	162,950
	VBI Vaccines, Inc.	635,185	1,635,785

Decreases:
Eliminations	Carrier Global Corporation	217,541	—
	Corbus Pharmaceuticals Holdings, Inc.	600,000	—
	Discovery, Inc.	70,011	—
	EOG Resources, Inc.	75,725	—
	GCI Liberty, Inc. - Class A	274,199	—	(c)
	Phillips 66	105,984	—
	ViacomCBS Inc. - Class B	45,602	—
	Vodafone Group plc ADR	384,506	—
	Vulcan Materials Company	55,000	—

Reductions	Costco Wholesale Corporation	5,545	65,000
	Danone	100,000	100,118
	Diageo plc ADR	20,000	40,810
	Helix Energy Solutions Group, Inc.	800,000	350,000
	Kindred Biosciences, Inc.	216,496	300,000
	Nuance Communications, Inc.	144,655	400,000
	The TJX Companies, Inc.	29,000	550,092

(a)Common shares unless otherwise noted.

(b)Shares purchased in prior period and previously carried under Common Stocks - Miscellaneous - Other.

(c)Results of a merger of Liberty Broadband Corporation and GCI Liberty, Inc.

(see notes to financial statements)

Ten largest investment holdings (UNAUDITED)

General American Investors

	Shares	Value	% Common Net Assets
Microsoft Corporation Microsoft is a leading global provider of software, services and hardware devices. The company produces the Windows operating system, Office productivity suite, Azure public cloud service, and Xbox gaming console.	255,686	$56,869,680	5.2%
Republic Services, Inc. Republic Services is a leading provider of non-hazardous, solid waste collection and disposal services in the U.S. The efficient operation of its routes and facilities combined with appropriate pricing enables Republic Services to generate significant free cash flow.	562,895	54,206,788	5.0
ASML Holding N.V. ASML is the leading global provider of lithography systems for the semiconductor industry, manufacturing highly complex equipment critical to the production of integrated circuits or microchips. ASML has established a dominant market share in next-generation lithography even as that market grows its share of semiconductor capex budgets. ASML has strong growth prospects, healthy margin leverage, shareholder-friendly capital allocation, and a moderate risk profile.	105,850	51,625,162	4.8
Alphabet Inc. Alphabet is a global technology firm with a dominant market share in internet search, online advertising, desktop, and mobile operating systems, as well as a growing share of cloud computing platforms. Alphabet has a wide competitive moat, a strong business franchise, a reasonable valuation, several positive potential catalysts, and manageable risks.	27,500	48,176,700	4.4
Amazon.com, Inc. Amazon.com is the world’s largest online retailer and cloud services provider. Headquartered in Seattle, WA., Amazon has individual websites, software development centers, customer service centers and fulfillment centers all over the world.	14,500	47,225,485	4.3
Berkshire Hathaway Inc. - Class A & B Shares Berkshire Hathaway is a holding company owning many well-operated subsidiaries mainly in the insurance, railroad, utility/energy, aerospace, manufacturing, retail, and finance industries. The company also holds various common stock investments. Berkshire is positioned to provide above average, long term, relatively defensive returns due to its conservative balance sheet.	36,659	46,734,267	4.3
Apple Inc. Apple designs, manufactures and markets mobile communications and media devices, personal computers, and portable digital music players. It also sells device related software, services, peripherals and third-party content and applications. The company’s growth prospects look favorable as the shift to mobile computing expands globally and as more products and services are added to the Apple ecosystem.	338,000	44,849,220	4.1
Nestlé S.A. Nestlé is a well-managed, global food company with a favorably-positioned product portfolio and an excellent balance sheet. Market share, volume growth, pricing power, expense control, and capital management yield durable, above average, total return potential.	325,000	38,274,596	3.5
The Tjx Companies, Inc. Through its T.J. Maxx and Marshalls divisions, TJX is the leading off-price retailer. The continued growth of these divisions in the U.S. and Europe, along with expansion of related U.S. and foreign off-price formats, provide ongoing growth opportunities.	550,092	37,565,783	3.5
Unilever PLC Unilever PLC is a well-managed, primarily emerging market-based, global consumer goods manufacturer focusing on personal care, home care, food and refreshment products and operates with a solid A+ rated balance sheet. Advantaged geographies coupled with above average volume growth, pricing power and management execution generates above average long-term shareholder returns.	530,000	32,092,076	3.0
		$457,619,757	42.1%

The statement of investments as of December 31, 2020, shown on pages 9 - 11 includes securities of 60 issuers. Listed here are the ten largest holdings on that date.

statement of investments december 31, 2020

General American Investors

	Shares	Common Stocks		Value (Note 1a)
Communication Services (11.3%)	Media and Entertainment (9.3%)
	27,500	Alphabet Inc. (a)		$48,176,700
	40,500	Facebook, Inc. - Class A (a)		11,062,980
	159,035	Liberty Broadband Corporation - Series C (a)		25,186,373
	91,478	The Walt Disney Company (a)		16,573,984
			(Cost $48,772,681)	101,000,037
	Telecommunication Services (2.0%)
	162,950	T-Mobile US, Inc. (a)	(Cost $17,849,335)	21,973,807
			(Cost $66,622,016)	122,973,844

Consumer Discretionary (11.8%)	Retailing (11.8%)
	14,500	Amazon.com, Inc. (a)		47,225,485
	4,000	Booking Holdings Inc. (a)		8,909,080
	46,365	Expedia Group, Inc.		6,138,726
	161,600	Target Corporation		28,527,248
	550,092	The TJX Companies, Inc.		37,565,783
			(Cost $36,026,545)	128,366,322

Consumer Staples (12.8%)	Food, Beverage and Tobacco (6.6%)
	100,118	Danone (France)		6,575,341
	40,810	Diageo plc ADR (United Kingdom)		6,481,036
	325,000	Nestlé S.A. (Switzerland)		38,274,596
	140,000	PepsiCo, Inc.		20,762,000
			(Cost $24,052,037)	72,092,973
	Food and Staples Retailing (3.2%)
	65,000	Costco Wholesale Corporation		24,490,700
	75,000	Walmart Inc.		10,811,250
			(Cost $11,703,072)	35,301,950
	Household and Personal Products (3.0%)
	530,000	Unilever PLC (Netherlands/United Kingdom)	(Cost $15,024,215)	32,092,076
			(Cost $50,779,324)	139,486,999

Energy (2.1%)	669,230	Cameco Corporation (Canada)		8,967,682
	77,827	Chevron Corporation		6,572,490
	3,830,440	Gulf Coast Ultra Deep Royalty Trust		61,287
	296,300	Halliburton Company		5,600,070
	350,000	Helix Energy Solutions Group, Inc. (a)		1,470,000
			(Cost $16,965,863)	22,671,529

Financials (16.0%)	Banks (2.3%)
	85,000	JPMorgan Chase & Co.		10,800,950
	110,000	M&T Bank Corporation		14,003,000
			(Cost $3,429,348)	24,803,950
	Diversified Financials (5.9%)
	110	Berkshire Hathaway Inc. - Class A (a)(b)		38,259,650
	36,549	Berkshire Hathaway Inc. - Class B (a)		8,474,617
	243,415	Nelnet, Inc.		17,340,884
			(Cost $10,554,790)	64,075,151

statement of investments december 31, 2020 - continued

General American Investors

	Shares	Common Stocks (Continued)		Value (Note 1a)
Financials (16.0%) (continued)	Insurance (7.8%)
	800,000	Arch Capital Group Ltd. (a) (Bermuda)		$28,856,000
	250,000	Axis Capital Holdings Limited (Bermuda)		12,597,500
	121,500	Everest Re Group, Ltd. (Bermuda)		28,441,935
	316,927	MetLife, Inc.		14,879,723
			(Cost $26,905,673)	84,775,158
			(Cost $40,889,811)	173,654,259

Health Care (7.1%)	Health Care Equipment and Services (0.6%)
	62,000	Abbott Laboratories	(Cost $5,079,301)	6,788,380
	Pharmaceuticals, Biotechnology and Life Sciences (6.5%)
	74,900	Gilead Sciences, Inc.		4,363,674
	347,497	Intra-Cellular Therapies, Inc. (a)		11,050,405
	300,000	Kindred Biosciences, Inc. (a)		1,293,000
	245,191	Merck & Co., Inc.		20,056,624
	1,000,751	Paratek Pharmaceuticals, Inc. (a)		6,264,701
	390,808	Pfizer Inc.		14,385,642
	950,000	Valneva SE (a) (France)		8,994,399
	1,635,785	VBI Vaccines, Inc. (a) (Canada)		4,498,409
			(Cost $44,668,424)	70,906,854
			(Cost $49,747,725)	77,695,234

Industrials (9.0%)	Capital Goods (3.1%)
	154,131	Eaton Corporation plc (Ireland)		18,517,298
	217,541	Raytheon Technologies Corporation		15,556,357
			(Cost $20,543,035)	34,073,655
	Commercial and Professional Services (5.9%)
	151,085	Otis Worldwide Corporation		10,205,792
	562,895	Republic Services, Inc.		54,206,788
			(Cost $14,982,002)	64,412,580
			(Cost $35,525,037)	98,486,235

Information Technology (25.1%)	Semiconductors and Semiconductor Equipment (7.6%)
	308,364	AIXTRON SE (a) (Germany)		5,373,810
	141,652	Applied Materials, Inc.		12,224,567
	105,850	ASML Holding N.V. (Netherlands)		51,625,162
	58,009	Universal Display Corporation		13,330,468
			(Cost $12,835,117)	82,554,007
	Software and Services (8.6%)
	88,000	Akamai Technologies, Inc. (a)		9,239,120
	75,101	Citrix Systems, Inc.		9,770,640
	255,686	Microsoft Corporation		56,869,680
	400,000	Nuance Communications, Inc. (a)		17,636,000
			(Cost $31,279,662)	93,515,440
	Technology, Hardware and Equipment (8.9%)
	338,000	Apple Inc.		44,849,220
	525,000	Cisco Systems, Inc.		23,493,750
	215,242	InterDigital, Inc.		13,060,885
	160,000	Lumentum Holdings Inc. (a)		15,168,000
			(Cost $32,140,607)	96,571,855
			(Cost $76,255,386)	272,641,302

statement of investments december 31, 2020 - continued

General American Investors

	Shares	Common Stocks (Continued)		Value (Note 1a)
Materials (2.5%)	102,554	Agnico Eagle Mines Limited (Canada)		$7,231,082
	330,300	Barrick Gold Corporation (Canada)		7,524,234
	819,669	Cleveland-Cliffs Inc.		11,934,381
			(Cost $22,638,419)	26,689,697

Miscellanous (2.7%)	1,530,305	Other (c)	(Cost $24,018,599)	29,913,193

		Total Common Stocks (100.4%)	(Cost $419,468,725)	1,092,578,614

	Rights	Rights (a)
Pharmaceuticals, Biotechnology and Life Sciences (0.0%)	1,415,824	Elanco Animal Health Incorporated/ December 31, 2021/$0.25	(Cost $35,646)	—

		Options (a)
Put Options	Contracts (100 shares each)	Company/Expiration Date/Exercise Price/Notional
Semiconductors and Semiconductor Equipment (0.0%)	200	ASML Holding N.V./ January 15, 2021/$340/$6,800,000	(Cost $484,675)	—

	Shares	Short-Term Security and Other Assets
199,932,790		State Street Institutional Treasury Plus Money Market Fund, Trust Class, 0.01% (d) (18.4%)	(Cost $199,932,790)	199,932,790

TOTAL INVESTMENTS (e) (118.8%)			(Cost $619,921,836)	1,292,511,404
Liabilities in excess of other assets (-1.3%)				(14,423,166)
				1,278,088,238
PREFERRED STOCK (-17.5%)				(190,117,175)
NET ASSETS APPLICABLE TO COMMON STOCK (100%)				$1,087,971,063

ADR - American Depository Receipt

(a)Non-income producing security.

(b)50 shares of 110 total shares held as collateral for options written.

(c)Securities which have been held for less than one year, not previously disclosed, and not restricted.

(d)7-day yield.

(e)At December 31, 2020, the cost of investments for Federal income tax purposes was $620,433,010; aggregate gross unrealized appreciation was $681,030,624; aggregate gross unrealized depreciation was $9,844,196; and net unrealized appreciation was $671,186,428.

STATEMENT of options written December 31, 2020

Call Options	Contracts (100 shares each)	Company/Expiration Date/Exercise Price/Notional	Premiums Received*	Value (Note 1a)
Semiconductors and Semiconductor Equipment (0.1%)	200	ASML Holding N.V./ January 15, 2021/$430/$8,600,000	$273,548	$1,190,000

Put Options
Food and Staples Retailing (0.0%)	263	Walmart Inc./ January 15, 2021/$140/$3,682,000	48,156	23,670

		TOTAL OPTIONS WRITTEN (0.1%)	$321,704	$1,213,670

*The maximum cash outlay if all options are exercised is $12,282,000.

(see notes to financial statements)

Statement of Assets and liabilities

General American Investors

Assets	December 31, 2020
Investments, at Value (Note 1a)
Common stocks (cost $419,468,725)	$1,092,578,614
Rights (cost $35,646)	—
Purchased options (cost $484,675; note 4)	—
Money market fund (cost $199,932,790)	199,932,790
Total investments (cost $619,921,836)	1,292,511,404
Other Assets
Dividends, interest and other receivables	1,127,018
Qualified pension plan asset, net excess funded (note 7)	5,338,089
Present value of future office lease payments (note 8)	4,526,298
Prepaid expenses, fixed assets, and other assets	3,417,573
Total Assets	1,306,920,382

Liabilities
Payable for securities purchased	7,787,563
Accrued preferred stock dividend not yet declared	219,955
Outstanding options written, at value (premiums received $321,704; note 4)	1,213,670
Accrued compensation payable to officers and employees	1,998,000
Present value of future office lease payments (note 8)	4,526,298
Accrued supplemental pension plan liability (note 7)	6,797,698
Accrued supplemental thrift plan liability (note 7)	5,381,942
Accrued expenses and other liabilities	907,018
Total Liabilities	28,832,144

5.95% CUMULATIVE PREFERRED STOCK, SERIES B - 7,604,687 shares at a liquidation value of $25 per share (note 5)	190,117,175
NET ASSETS APPLICABLE TO COMMON STOCK - 24,728,206 shares (note 5)	$1,087,971,063

NET ASSET VALUE PER COMMON SHARE	$44.00

Net Assets Applicable to Common Stock
Common Stock, 24,728,206 shares at par value (note 5)	$24,728,206
Additional paid-in capital (note 5)	390,687,005
Unallocated distributions on Preferred Stock	(219,955)
Total distributable earnings (note 5)	676,161,690
Accumulated other comprehensive loss (note 7)	(3,385,883)
NET ASSETS APPLICABLE TO COMMON STOCK	$1,087,971,063

(see notes to financial statements)

Statement of operations

General American Investors

Income	Year Ended December 31, 2020
Dividends (net of foreign withholding taxes of $425,539)	$14,721,763
Interest	484,477
Total Income	15,206,240
Expenses
Investment research	6,772,379
Administration and operations	3,254,874
Office space and general	943,082
Transfer agent, custodian, and registrar fees and expenses	307,633
Directors’ fees and expenses	213,547
Auditing and legal fees	319,118
State and local taxes	159,000
Stockholders’ meeting and reports	102,001
Total Expenses	12,071,634
Net Investment Income	3,134,606
Realized Gain and Change in Unrealized Appreciation on Investments (Notes 1, 3 and 4)
Net realized gain on investments:
Common stock	71,237,913
Purchased option transactions	2,997,130
Written option transactions	727,675
74,962,718
Net decrease in unrealized appreciation:
Common stocks and rights	(635,938)
Purchased options	(398,675)
Written options	(90,649)
(1,125,262)
Gains and Appreciation on Investments	73,837,456
Net Investment Income, Gains, and Appreciation on Investments	76,972,062
Distributions to Preferred Stockholders	(11,311,972)
Increase in Net Assets Resulting from Operations	$65,660,090

(see notes to financial statements)

Statements of Changes In Net Assets

General American Investors

	Year Ended December 31,
Operations	2020	2019
Net investment income	$3,134,606	$8,218,332
Net realized gain on investments	74,962,718	60,896,277
Net increase (decrease) in unrealized appreciation	(1,125,262)	227,762,298
	76,972,062	296,876,907
Distributions to Preferred Stockholders	(11,311,972)	(11,311,972)
Increase in Net Assets Resulting from Operations	65,660,090	285,564,935
Other Comprehensive Income (Loss)
Funded status of defined benefit plans (note 7)	803,084	(224,943)
Distributions to Common Stockholders	(60,588,552)	(59,144,808)
Capital Share Transactions (Note 5)
Value of Common Shares issued in payment of dividends and distributions	26,713,960	25,592,701
Cost of Common Shares purchased	(26,315,133)	(66,879,473)
Increase (Decrease) in Net Assets - Capital Transactions	398,827	(41,286,772)
Net Increase in Net Assets	6,273,449	184,908,412
Net Assets Applicable to Common Stock
Beginning of Year	1,081,697,614	896,789,202
End of Year	$1,087,971,063	$1,081,697,614

(see notes to financial statements)

FINANCIAL HIGHLIGHTS

General American Investors

The following table shows per share operating performance data, total investment return, ratios, and supplemental data for each year in the five-year period ended December 31, 2020. This information has been derived from information contained in the financial statements and market price data for the Company’s shares.

	2020	2019	2018	2017	2016
Per Share Operating Performance
Net asset value, beginning of year	$43.70	$34.51	$40.47	$37.56	$37.74
Net investment income	0.13	0.33	0.31	0.32	0.30
Net gain (loss) on common stocks, options and other realized and unrealized	3.10	11.78	(3.03)	6.23	3.10
Other comprehensive income (loss)	0.03	(0.01)	(0.05)	0.08	0.02
	3.26	12.10	(2.77)	6.63	3.42
Distributions on Preferred Stock:
Dividends from net investment income	(0.03)	(0.07)	(0.06)	(0.04)	(0.04)
Distributions from net capital gains	(0.43)	(0.39)	(0.38)	(0.39)	(0.38)
	(0.46)	(0.46)	(0.44)	(0.43)	(0.42)
Total from investment operations	2.80	11.64	(3.21)	6.20	3.00
Distributions on Common Stock:
Dividends from net investment income	(0.15)	(0.39)	(0.29)	(0.30)	(0.33)
Distributions from net capital gains	(2.35)	(2.06)	(2.46)	(2.99)	(2.85)
	(2.50)	(2.45)	(2.75)	(3.29)	(3.18)
Net asset value, end of year	$44.00	$43.70	$34.51	$40.47	$37.56
Per share market value, end of year	$37.19	$37.74	$28.44	$34.40	$31.18
Total Investment Return
Stockholder return, based on market price per share	5.23%	41.54%	(9.87)%	21.21%	7.59%
Ratios and Supplemental Data
Net assets applicable to Common Stock end of year (000’s omitted)	$1,087,971	$1,081,698	$896,789	$1,070,483	$1,022,535
Ratio of expenses to average net assets applicable to Common Stock	1.22%	1.28%	1.20%	1.28%	1.27%
Ratio of net income to average net assets applicable to Common Stock	0.32%	0.81%	0.78%	0.79%	0.78%
Portfolio turnover rate	19.33%	17.76%	23.00%	19.58%	20.29%
Preferred Stock
Liquidation value, end of year (000’s omitted)	$190,117	$190,117	$190,117	$190,117	$190,117
Asset coverage	672%	669%	572%	663%	638%
Asset coverage per share	$168.07	$167.24	$142.93	$165.77	$159.46
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00
Market value per share	$27.50	$27.60	$25.72	$26.59	$25.77

(see notes to financial statements)

NOTES TO FINANCIAL STATEMENTS

General American Investors

1. SIGNIFICANT ACCOUNTING POLICIES AND OTHER MATTERS

General American Investors Company, Inc. (the “Company”), established in 1927, is registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company. It is internally managed by its officers under the direction of the Board of Directors.

The accompanying financial statements have been prepared in accordance with United States generally accepted accounting principles (“U.S. GAAP”) pursuant to the requirements for reporting; Accounting Standards Codification 946, Financial Services - Investment Companies (“ASC 946”), and Regulation S-X.

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income, expenses, and gains and losses during the reported period. Changes in the economic environment, financial markets, and any other parameters used in determining these estimates could cause actual results to differ, and these differences could be material.

a.Security Valuation Equity securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period. Equity securities reported on the NASDAQ national market are valued at the official closing price on that day. Listed and NASDAQ equity securities for which no sales are reported on that day and other securities traded in the over-the-counter market are valued at the last bid price (asked price for options written) on the valuation date. Equity securities traded primarily in foreign markets are valued at the closing price of such securities on their respective exchanges or markets. Corporate debt securities, domestic and foreign, are generally traded in the over-the-counter market rather than on a securities exchange. The Company utilizes the latest bid prices provided by independent dealers and information with respect to transactions in such securities to determine current market value. If, after the close of foreign markets, conditions change significantly, the price of certain foreign securities may be adjusted to reflect fair value as of the time of the valuation of the portfolio. Investments in money market funds are valued at their net asset value. Special holdings (restricted securities) and other securities for which quotations are not readily available are valued at fair value determined in good faith pursuant to specific procedures appropriate to each security as established by and under the general supervision of the Board of Directors. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the price used by other investors or the price that may be realized upon the actual sale of the security.

b.Options The Company may purchase and write (sell) put and call options. The Company purchases put options or writes call options to hedge the value of portfolio investments while it purchases call options and writes put options to obtain equity market exposure. The risk associated with purchasing an option is that the Company pays a premium whether or not the option is exercised. Additionally, the Company bears the risk of loss of the premium and a change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums received from writing options are reported as a liability on the Statement of Assets and Liabilities. Those that expire unexercised are treated by the Company on the expiration date as realized gains on written option transactions in the Statement of Operations. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on written option transactions in the Statement of Operations. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss on investments in the Statement of Operations. If a written put option is exercised, the premium reduces the cost basis for the securities purchased by the Company and is parenthetically disclosed on the Statement of Assets and Liabilities. The Company as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 4 for option activity.

c.Securities Transactions and Investment Income Securities transactions are recorded as of the trade date. Realized gains and losses are determined on the specific identification method. Dividend income and distributions to stockholders are recorded as of the ex-dividend dates. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and is recognized on the accrual basis. Cost of short-term investments represents amortized cost.

d.Foreign Currency Translation and Transactions Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies versus U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Company’s Board of Directors. The Company does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. These changes are combined and included in net realized and unrealized gain or loss on the Statement of Operations.

NOTES TO FINANCIAL STATEMENTS

General American Investors

NOTES TO FINANCIAL STATEMENTS - continued

General American Investors

Realized foreign exchange gains or losses may also arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses may also arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

e.Dividends and Distributions The Company expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually to common shareholders and quarterly to preferred shareholders. Dividends and distributions to common and preferred shareholders, which are determined in accordance with Federal income tax regulations are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified to paid-in capital as they arise.

f.Federal Income Taxes The Company’s policy is to fulfill the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to its stockholders. Accordingly, no provision for Federal income taxes is required. In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Company’s tax positions taken or expected to be taken on Federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Company’s financial statements.

g.Contingent Liabilities Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of a matter that are reasonably estimable and, if so, they are included in the accrual.

h.Indemnifications In the ordinary course of business, the Company enters into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these indemnification provisions and expects any future risk of loss thereunder to be remote.

i.Coronavirus Pandemic The Coronavirus (COVID-19) pandemic has caused significant humanitarian and economic disruption both nationally and internationally. For the most part, governments worldwide have responded with significant fiscal and monetary stimulus to offset the decline in commercial activity. More recently, improved treatments are being administered to those infected and multiple vaccines have been developed and are being administered to potentially reduce the impact of the virus over time. Increased market volatility has occurred during the year and may continue prospectively. The Company, like many others, has adopted a telecommuting (i.e., work from home) posture in response but, otherwise continues to operate without significant adverse impact in light of the above events.

2. FAIR VALUE MEASUREMENTS

Various data inputs are used in determining the value of the Company’s investments. These inputs are summarized in a hierarchy consisting of the three broad levels listed below:

Level 1 - quoted prices in active markets for identical securities (including money market funds which are valued at net asset value, typically $1 per share),

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, etc.), and

Level 3 - significant unobservable inputs (including assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Company’s net assets as of December 31, 2020:

Assets	Level 1	Level 2	Level 3	Total
Common stocks	$1,092,578,614	—	—	$1,092,578,614
Rights	—	—	—	—
Purchased options	—	—	—	—
Money market fund	199,932,790	—	—	199,932,790
Total	$1,292,511,404	—	—	$1,292,511,404

Liabilities	Level 1	Level 2	Level 3	Total
Options written	$(1,213,670)	—	—	$(1,213,670)

No transfers among levels occurred during the year ended December 31, 2020.

1. SIGNIFICANT ACCOUNTING POLICIES AND OTHER MATTERS - (Continued from previous page.)

NOTES TO FINANCIAL STATEMENTS

General American Investors

NOTES TO FINANCIAL STATEMENTS - continued

General American Investors

3.  PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (other than short-term securities and options) during the year ended December 31, 2020 amounted to $187,208,597 and $338,473,932, on long transactions, respectively.

4. OPTIONS

The level of activity in purchased and written options varies from year-to-year based upon market conditions. Transactions in purchased call and put options, as well as written covered call options and collateralized put options during the year ended December 31, 2020 were as follows:

Purchased Options	Calls		Puts
	Contracts	Cost Basis	Contracts	Cost Basis
Outstanding, December 31, 2019	3,522	$270,967	3,150	$1,647,711
Purchased	3,366	396,029	2,170	1,324,153
Exercised	(500)	(147,945)	(2,450)	(1,616,678)
Expired	(6,388)	(519,051)	(2,670)	(870,511)
Outstanding, December 31, 2020	—	$—	200	$484,675

Written Options	Covered Calls		Collateralized Puts
	Contracts	Premiums	Contracts	Premiums
Outstanding, December 31, 2019	2,253	$1,235,044	1,500	$155,519
Written	3,133	3,572,404	7,762	1,860,506
Terminated in closing purchase transaction	(3,519)	(3,691,865)	(4,390)	(997,690)
Options assigned	(1,667)	(842,035)	(1,207)	(238,422)
Expired	—	—	(3,402)	(731,757)
Outstanding, December 31, 2020	200	$273,548	263	$48,156

5. Capital Stock and Dividend Distributions

The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock, $1.00 par value, and 10,000,000 shares of Preferred Stock, $1.00 par value. With respect to the Common Stock, 24,728,206 shares were issued and outstanding; 8,000,000 Preferred Shares were originally issued and 7,604,687 were outstanding on December 31, 2020.

On September 24, 2003, the Company issued and sold 8,000,000 shares of its 5.95% Cumulative Preferred Stock, Series B in an underwritten offering. The Preferred Shares were noncallable for the 5 year period ended September 24, 2008 and have a liquidation preference of $25.00 per share plus accumulated and unpaid dividends to the date of redemption.

On December 10, 2008, the Board of Directors authorized the repurchase of up to 1 million Preferred Shares in the open market at prices below $25.00 per share. This authorization has been renewed annually thereafter. To date, 395,313 shares have been repurchased.

The Company allocates distributions from net capital gains and other types of income proportionately among holders of shares of Common Stock and Preferred Stock. To the extent that dividends on the shares of Preferred Stock are not paid from net capital gains, they will be paid from investment company taxable income, or will represent a return of capital.

Under the Investment Company Act of 1940, the Company is required to maintain an asset coverage of at least 200% of the Preferred Stock. In addition, pursuant to Moody’s Investor Service, Inc. Rating Agency Guidelines, the Company is required to maintain a certain discounted asset coverage for its portfolio that equals or exceeds a Basic Maintenance Amount. If the Company fails to meet these requirements in the future and does not cure such failure, the Company may be required to redeem, in whole or in part, shares of Preferred Stock at a redemption price of $25.00 per share plus accumulated and unpaid dividends. In addition, failure to meet the foregoing asset coverage requirements could restrict the Company’s ability to pay dividends on shares of Common Stock and could lead to sales of portfolio securities at inopportune times.

The holders of Preferred Stock have voting rights equivalent to those of the holders of Common Stock (one vote per share) and, generally, vote together with the holders of Common Stock as a single class.

NOTES TO FINANCIAL STATEMENTS

General American Investors

NOTES TO FINANCIAL STATEMENTS - continued

General American Investors

Holders of Preferred Stock will elect two members to the Company’s Board of Directors and the holders of Preferred and Common Stock, voting as a single class, will elect the remaining directors. If the Company fails to pay dividends on the Preferred Stock in an amount equal to two full years’ dividends, the holders of Preferred Stock will have the right to elect a majority of the directors. In addition, the Investment Company Act of 1940 requires that approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Stock and (b) take any action requiring a vote of security holders, including, among other things, changes in the Company’s subclassification as a closed-end investment company or changes in its fundamental investment policies.

The Company presents its Preferred Stock, for which its redemption is outside of the Company’s control, outside of the net assets applicable to Common Stock in the Statement of Assets and Liabilities.

Transactions in Common Stock during the 2020 and 2019 were as follows:

	Shares		Amount
	2020	2019	2020	2019
Par value of Shares issued in payment of dividends and distributions (issued from treasury)	725,430	695,832	$725,430	$695,832
Increase in paid-in capital	—	—	25,988,530	24,896,869
Total increase	725,430	695,832	26,713,960	25,592,701
Par value of Shares purchased (at an average discount from net asset value of 16.5% and 15.4%, respectively)	(750,415)	(1,926,695)	(750,415)	(1,926,695)
Decrease in paid-in capital	—	—	(25,564,718)	(64,952,778)
Total decrease	(750,415)	(1,926,695)	(26,315,133)	(66,879,473)
Net increase (decrease)	(24,985)	(1,230,863)	$398,827	$(41,286,772)

At December 31, 2020, the Company held in its treasury 7,252,666 shares of Common Stock with an aggregate cost of $246,038,939.

The tax basis distributions during the year ended December 31, 2020 are as follows: ordinary distributions of $4,241,853 and net capital gains distributions of $67,658,671. As of December 31, 2020, distributable earnings on a tax basis totaled $681,564,932 consisting of $10,330,141 from undistributed net capital gains and $671,234,791 from net unrealized appreciation on investments. Reclassifications arising from permanent “book/tax” difference reflect non-tax deductible expenses during the year ended December 31, 2020. As a result, additional paid-in capital was decreased by $763,267 and total distributable earnings was increased by $763,267. Net assets were not affected by this reclassification. As of December 31, 2020, the Company had wash loss deferrals of $511,174 and straddle loss deferrals of $2,292,993.

6. OFFICERS’ COMPENSATION

The aggregate compensation accrued and paid by the Company during the year ended December 31, 2020 to its officers (identified on page 28) amounted to $6,887,500 of which $1,945,000 was payable as of year end.

7. BENEFIT PLANS

The Company has funded (qualified) and unfunded (supplemental) defined contribution thrift plans that are available to its employees. The aggregate cost of such plans for 2020 was $637,883. The qualified thrift plan acquired 49,983 shares and sold 17,000 shares in the open market of the Company’s Common Stock during the year ended December 31, 2020. It held 507,445 shares of the Company’s Common Stock at December 31, 2020.

The Company also has both funded (qualified) and unfunded (supplemental) noncontributory defined benefit pension plans that cover its employees. The pension plans provide a defined benefit based on years of service and final average salary with an offset for a portion of Social Security covered compensation. The investment policy of the pension plan is to invest not less than 80% of its assets, under ordinary conditions, in equity securities and the balance in fixed income securities. The investment strategy is to invest in a portfolio of diversified registered investment funds (open-end and exchange traded) and an unregistered partnership. Open-end funds and the unregistered partnership are valued at net asset value based upon the fair market value of the underlying investment portfolios. Exchange traded funds are valued based upon their closing market price.

The Company recognizes the overfunded or underfunded status of a defined benefit postretirement plan as an asset or liability in the Statement of Assets and Liabilities and recognizes changes in funded status in the year in which the changes occur through other comprehensive income.

5. Capital Stock and Dividend Distributions - (Continued from previous page.)

NOTES TO FINANCIAL STATEMENTS

General American Investors

NOTES TO FINANCIAL STATEMENTS - continued

General American Investors

7. BENEFIT PLANS - (Continued from previous page.)

OBLIGATIONS AND FUNDED STATUS OF DEFINED BENEFIT PLANS:	December 31, 2020 (Measurement Date)
	Qualified Plan	Supplemental Plan	Total
CHANGE IN BENEFIT OBLIGATION:
Benefit obligation at beginning of year	$20,431,497	$6,300,297	$26,731,794
Service Cost	459,285	166,962	626,247
Interest cost	655,358	197,502	852,860
Benefits paid	(989,897)	(296,052)	(1,285,949)
Actuarial (gain)/loss	1,949,042	428,989	2,378,031
Projected benefit obligation at end of year	22,505,285	6,797,698	29,302,983
CHANGE IN PLAN ASSETS:
Fair value of plan assets at beginning of year	24,509,630	—	24,509,630
Actual return on plan assets	4,323,641	—	4,323,641
Employer contributions		296,052	296,052
Benefits paid	(989,897)	(296,052)	(1,285,949)
Fair value of plan assets at end of year	27,843,374	—	27,843,374
FUNDED STATUS AT END OF YEAR	$5,338,089	$(6,797,698)	$(1,459,609)
Accumulated benefit obligation at end of year	$21,612,551	$6,604,511	$28,217,062

WEIGHTED-AVERAGE ASSUMPTIONS USED TO DETERMINE OBLIGATION AT YEAR END:

Discount rate: 2.45%

Salary scale assumption: 4.50% for NHCE* and 2.75% for HCE*

Mortality: Pri-2012 mortality table / MP-2020 projection scale with white collar adjustment

	Before	Adjustments	After
CHANGE IN FUNDED STATUS:
Noncurrent benefit asset - qualified plan	$4,078,133	$1,259,956	$5,338,089

LIABILITIES:
Current benefit liability - supplemental plan	$(311,418)	$33,983	$(277,435)
Noncurrent benefit liability - supplemental plan	(5,988,879)	(531,384)	(6,520,263)

AMOUNTS RECOGNIZED IN ACCUMULATED OTHER COMPREHENSIVE LOSS CONSIST OF:
Net actuarial (gain)/loss	$4,188,967	$(803,084)	$3,385,883
ACCUMULATED OTHER COMPREHENSIVE LOSS	$4,188,967	$(803,084)	$3,385,883

WEIGHTED-AVERAGE ASSUMPTIONS TO DETERMINE NET PERIODIC BENEFIT COST DURING YEAR:

Discount rate: 3.20%

Expected return on plan assets**: 7.5% for Qualified Plan; N/A for Supplemental Plan

Salary scale assumption: 4.50% for NHCE* and 2.75% for HCE*

Mortality: RP-2012 Mortality Table/MP-2019 Projection Scale with white collar adjustment

*NHCE - Non-Highly Compensated Employee; HCE - Highly Compensated Employee. **Determined based upon a discount to the long-term average historical performance of the plan.

	Qualified Plan	Supplemental Plan	Total
COMPONENTS OF NET PERIODIC BENEFIT COST:
Service cost	$459,285	$166,962	$626,247
Interest cost	655,358	197,502	852,860
Expected return on plan assets	(1,612,244)	—	(1,612,244)
Amortization of:
Recognized net actuarial loss	379,169	90,549	469,718
Net periodic benefit cost	$(118,432)	$455,013	$336,581

NOTES TO FINANCIAL STATEMENTS

General American Investors

NOTES TO FINANCIAL STATEMENTS - continued

General American Investors

7. BENEFIT PLANS - (Continued from previous page.)

The Company’s qualified pension plan owns assets as of December 31, 2020 comprised of $19,504,626 of equity securities and $2,808,433 of money market fund assets classified as Level 1 and $5,530,315 of limited partnership interest which is not classified by level.

	Qualified Plan	Supplemental Plan	Total
EXPECTED CASH FLOWS:
Expected Company contributions for 2021	$—	$277,435	$277,435
Expected benefit payments:
2021	$999,932	$277,435	$1,277,367
2022	1,008,314	266,198	1,274,512
2023	1,036,079	263,611	1,299,690
2024	1,085,988	300,533	1,386,521
2025	1,133,350	336,125	1,469,475
2026-2030	5,872,690	1,888,425	7,761,115

8. OPERATING LEASE COMMITMENT

The Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2016-02, Leases, which requires lessees to reassess if a contract is or contains lease agreements and assess the lease classification to determine if they should recognize a right-of-use asset and offsetting liability on the Statement of Assets and Liabilities that arises from entering into a lease, including an operating lease. The right-of-use asset and offsetting liability is reported on the Statement of Assets and Liabilities in line items entitled, “Present value of future office lease payments.” Since the operating lease does not specify an implicit rate, the right-of-use asset and liability have been calculated using a discount rate of 3.0%, which is based upon high quality corporate interest rates for a term equivalent to the lease period as of January 1, 2018. The annual cost of the operating lease continues to be reflected as an expense in the Statements of Operations and Changes in Net Assets.

In 2017, the Company entered into an operating lease agreement for office space which will expire in 2028 and provide for aggregate rental payments of approximately $6,437,500. The lease agreement contains clauses whereby the Company will receive free rent for a specified number of months and credit towards construction of office improvements and incurs escalations annually relating to operating costs and real property taxes and to annual rent charges beginning in 2023. Rental expense approximated $594,200 for the year ended December 31, 2020. The Company has the option to extend the lease for an additional five years at market rates. As of Deceember 31, 2020, no consideration has been given to extending this lease. Minimum rental commitments under this operating lease are approximately:

2021	$624,000
2022	624,000
2023	631,000
2024	663,000
2025	663,000
Thereafter	1,880,000
Total Remaining Lease Payments	5,085,000
Effect of Present Value Discounting	(558,702)
Present Value of Future Office Lease Payments	$4,526,298

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General American Investors

to the board of directors

and stockholders of

general american investors company, inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of General American Investors Company, Inc. (the “Company”), including the statement of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Ernst & Young LLP
We have served as the Company’s auditor since 1949.
New York, NY
February 16, 2021

Investment Objectives and Policies (Unaudited)

General American Investors

General American Investors Company, Inc. (the “Company”) was organized as a Delaware corporation on October 15, 1928 and succeeded to a similar business established in 1927. The Company is a diversified closed-end investment company and is an internally managed independent organization. The principal investment objective of the Company is long-term capital appreciation. Lesser emphasis is placed upon current income. In seeking to achieve its primary investment objective, the Company invests principally in common stocks believed by management to have better-than-average growth potential. Fundamental policies are as follows:

•The Company may issue debt and senior equity securities to the extent permitted by the Investment Company Act of 1940.

•The Company may not borrow money in excess of 25% of its gross assets, except for the purchase or redemption of outstanding senior securities.

•The Company may not underwrite securities in excess of 20% of its gross assets.

•The Company’s holdings in a particular industry may not be increased by additional investment in that industry beyond 50% of the value of the Company’s gross assets. (The Company’s non-fundamental operating policy, however, is not to invest 25% or more of its assets in any one particular industry based upon the Global Industry Classification Standard.)

•The Company does not purchase or sell real estate.

•The Company may not trade in commodities and commodity contracts in excess of 20% of its gross assets.

•The Company may not make loans (other than through the purchase of a portion of an issue of bonds, debentures or other securities issued by another person) to other persons in an amount exceeding 10% to any one person or exceeding in the aggregate 20% of its gross assets.

•The Company does not make investments for the purpose of participating in management, although it maintains the freedom to do so if it should become necessary to conserve any investment.

Other than as set forth above and subject to the requirements of the Investment Company Act of 1940, and associated rules and regulations, relating to diversified investment companies, the Company’s investment policy is flexible, as its charter permits investment in all forms of securities without limiting the portion of its assets which may be invested in any one type.

Principal Risk Factors of Investing in the Company (Unaudited)

As a general matter, risk is inherent in all investing activities. It can range from the inability to achieve one’s investment objectives, to performance that falls short of other investment options, to the loss of some or all invested capital. The Company invests principally in common stocks. On a relative basis, common stocks are generally subject to greater risks than many other asset classes. An equity-oriented portfolio held within an exchange traded closed-end investment company structure, such as the Company, has two layers of equity risk (the investment portfolio and the holding structure), which can amplify the level of risk suggested above. As of December 31, 2020, the Company was also approximately 14.55% leveraged as measured based upon the outstanding liquidation preference (or value) of its fixed rate 5.95% Cumulative Preferred Stock, Series B (“Preferred Stock”) relative to the gross assets of the Company. This leverage can further magnify the Company’s risk profile. The following are among the more significant risks of investing in the Company and it should also be understood that the risk categories described in the following narrative can have overlapping effects and/or exacerbate the risks described in other categories.

Equity and Market Oriented Risks

Stock market risk is the risk that stock prices can or will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices that can extend over long periods of time. Stock market disruptions can also adversely affect local, national and global markets and their orderly operation. Any such disruptions could have an adverse impact on the value of the Company’s investments, the Company’s common stock and the Company’s performance.

Investment style risk is the risk that the Company’s return, due to management’s investment decisions, will trail returns from the overall stock market or the Company’s benchmark, the S&P 500 stock index.

Common stock represents an equity or ownership interest in an issuer. Common stock typically entitles the owner to vote on the election of directors and other important matters, as well as to receive dividends on such stock. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds, other debt holders, and owners of preferred stock take precedence over the claims of those who own common stock.

Equity and other investments in larger, more established companies may involve certain risks associated with their larger size. For instance, larger companies may be less able to respond quickly to new competitive challenges, such as changes in consumer tastes or innovation from smaller competitors. Also, larger companies are sometimes less able to achieve growth rates as high as successful smaller companies, especially during extended periods of economic expansion.

Principal Risk Factors of Investing in the Company (Unaudited) - continued

General American Investors

Investing in securities of small-cap and mid-cap companies may involve greater risks than investing in securities of larger, more established issuers. Small-cap and mid-cap companies may be engaged in business within a narrow geographic region, be less well-known to the investment community, and have more volatile share prices. These companies often lack management depth and have narrower market penetration, less diverse product lines, and fewer resources than larger companies. Moreover, the securities of such companies often have less market liquidity and, as a result, their stock prices often react more strongly to changes in the marketplace.

The Company invests in both domestic equity securities with significant foreign subsidiaries, operations, and/or revenues and in foreign domiciled equity securities to the extent necessary to carry out its investment objectives. The value in U.S. dollars of the Company’s non-dollar-denominated foreign securities or domestic securities with significant foreign subsidiaries, operations and/or revenues may be affected favorably or unfavorably by changes in foreign currency exchange rates or exchange control regulations, and the Company may incur costs in connection with conversions between various currencies.

Investing in foreign securities involves certain special risk considerations that are not typically associated with investing in securities of U.S. entities. Because foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to U.S. issuers, there may be less publicly available information about certain foreign issuers than about U.S. issuers. Securities of foreign issuers can be more volatile and potentially less liquid than securities of comparable U.S. issuers, and foreign investments may be affected through structures that may be complex or confusing. In certain countries, there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States. The risk that securities traded on foreign exchanges and foreign domiciled equity securities traded on U.S. exchanges may be suspended, either by the issuers themselves, by an exchange, or by government authorities, is also potentially greater. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, war, terrorism, nationalization, limitations on the removal of funds or other assets, or diplomatic developments that could affect U.S. investments in those countries. Additionally, economic or other sanctions imposed on the United States by a foreign country or imposed on a foreign country or issuer by the United States, could impair the Company’s ability to buy, sell, hold, or otherwise transact in certain investment securities. Sanctions could also affect the value and/or liquidity of a foreign security.

The Company invests in certain derivatives on equity securities to carry out its investment objectives. A derivative is a financial instrument that has a value based on or “derived from” the values of other assets, indexes or reference points. Derivatives the Company typically invests in include options on equity securities, caps, floors, and collars. Some derivatives, such as equity options, are traded on U.S. securities exchanges, while other derivatives may be privately negotiated and entered into in the over-the-counter market or may be cleared through a clearinghouse or through an execution facility. Derivatives may be used for a variety of purposes, including but not limited to hedging, managing risk, seeking to stay more fully invested, seeking to reduce transaction or tax costs, seeking to simulate an investment in an equity security or other investments, and seeking to add value by using derivatives to establish portfolio positions when derivatives are favorably priced relative to equity securities or other investments. Derivatives may be used for speculative purposes and at other times their use may not constitute speculation. There is no assurance that any derivatives strategy used by the Company will succeed and the Company may incur losses through its use of derivatives.

General Market, Market Discount and Trading Risks

In recent years, the U.S. has experienced historically low interest rates, increasing the exposure of equity investors to the risks associated with rising interest rates. The prices of common stock may fluctuate more than the prices of other asset classes as and if interest rates change.

Inflation risk is the risk that the value of assets or income from the Company’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of the Company’s portfolio could decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the financial stability of issuers and may put securities issuers at risk which may result in a decline in the value of the Company’s portfolio.

Liquidity risk is the risk that the Company may invest in securities that trade in lower volumes and may be less liquid than other investments or that the Company’s investments may become less liquid in response to market developments or adverse investor perceptions. Illiquidity may be the result of, for example, low trading volumes, lack of a market maker or restrictions that limit or prevent the Company from selling securities or closing positions. When there is no willing buyer and investments cannot be readily sold or closed out, the Company may have to sell an investment at a substantially lower price than the price at which the Company last valued the investment for purposes of calculating its net asset value (“NAV”) or it may not be able to sell the investments at all, each of which would have a negative effect on the Company’s performance and may cause the Company to hold an investment longer than management would otherwise desire.

In response to market conditions, the Company may temporarily depart from its normal investment objectives and policies when management believes that doing so is in the Company’s best interest.

Although the Company generally seeks to invest for the long term, it may sell securities regardless of how long they have been held. This may cause the Company’s turnover rate and transaction costs to rise, which may lower the Company’s performance and may increase the likelihood of capital gains distributions.

Principal Risk Factors of Investing in the Company (Unaudited) - continued

General American Investors

The market price of the Company’s shares will most likely differ from its NAV. There may also be times when the market price and the NAV differ significantly, with a discount to NAV being more typical historically (the Company’s shares rarely, if ever, trade at a premium to NAV). Thus, you will likely pay less (a discount) than the current NAV when you buy the Company’s shares on the secondary market, and you will likely receive less than NAV when you sell those shares. These discounts (in rare instances, premiums) are likely to be greatest during times of market disruption or extreme market volatility.

The Company’s shares are listed for trading on the New York Stock Exchange (NYSE) and are bought and sold on this secondary market at market prices. Although the Company’s shares are listed for trading on the NYSE, it is possible that an active trading market may not be maintained.

Trading of the Company’s shares may be halted by the activation of individual or market-wide trading halts (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). Trading of the Company’s shares may also be halted if (1) the shares are delisted from the NYSE without first being listed on another exchange or (2) NYSE officials determine that such action is appropriate in the interest of a fair and orderly market or for the protection of investors.

Unlike shares of an open-end mutual fund, the Company’s shares are not individually redeemable.

The Company’s shares are intended for long-term investors and should not be treated as a trading vehicle.

An investment in the Company is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Leverage Risk and Effects Thereof

The use of leverage magnifies the losses or gains that would otherwise be generated by the Company’s investment portfolio. Additionally, leverage has a recurring direct annual cost to the Company.

The Company employs the use of leverage through its issuance on September 24, 2003, via an underwritten offering, of its Preferred Stock. The Preferred Stock has a liquidation preference of $25 per share plus accumulated and unpaid dividends to the date of redemption. The Company can otherwise employ leverage in the management of the portfolio but has thus far not done so.

There are 7,604,687 shares of $25 per share Preferred Stock outstanding having a total liquidation preference of $190,117,175. The aggregate annual amount of the four equal quarterly dividend payments is $11,311,972. The Company has approximately $1.3 billion in gross portfolio assets as of December 31, 2020. Therefore, the total portfolio would be required to generate an annual return of approximately 0.88% to cover the annual dividend payments on the Preferred Stock.

The information below is designed to illustrate the effects of leverage through the use of senior securities under the Investment Company Act of 1940.

These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Company. Your actual returns may be greater or less than those appearing below. In addition, actual expenses associated with borrowings or other forms of leverage, if any, used by the Company may vary and could be significantly higher or lower than the rates used for the example below.

Assumed Return on Portfolio (Net of Expenses)	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Corresponding Return to Common Stockholders:	(12.85)%	(6.95)%	(1.05)%	4.86%	10.76%

Return to Common Stockholders (above) is composed of three elements:

•The dividends and distributions paid to and reinvested by the holders of the common stock of the Company.

•Other realized and unrealized gains or losses in the value of the portfolio securities and other assets and liabilities of the Company not distributed to common shareholders.

•The cost of leverage of the Company, which consists of the preferred stock dividend described above, which is $11,311,972 or 1.15% of the average net assets of the common shareholders during the year.

As required by SEC rules, the table above assumes that the Company is more likely to suffer capital losses/depreciation than to enjoy capital gains/appreciation. For example, to achieve a total return of 0.00%, the Company must assume that gross income on its investments is entirely offset by Company expenses and losses in the value of those investments.

Structural, Operating and Employee Related Risks

The Company operates as an internally managed closed-end fund (i.e., the management, advisory and administrative functions are performed by individuals directly employed by and “resident” within the Company; not a contractual service provider or external management/advisory firm) and the Company and its service providers depend on complex information technology and communications systems to conduct business functions, making them susceptible to operational and information security risks. For example, design or system failures or malfunctions, human error, faulty software or data processing systems, power or communications outages, acts of God, or cyber-attacks may lead to operational disruptions and potential losses to the Company. Cyber-attacks include, among other behaviors, stealing or corrupting data

Principal Risk Factors of Investing in the Company (Unaudited) - continued

General American Investors

maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information, and causing operational disruption. Successful cyber-attacks against, or security breakdowns at, the Company, its custodian and accounting agent, pricing and data vendors, transfer agent, and/or other third-party service providers may adversely impact the Company and its shareholders. For instance, cyber-attacks or other operational issues may interfere with the processing of shareholder transactions, impact the Company’s ability to calculate its NAV, cause the release of private shareholder information or confidential Company information, impede trading, cause reputational damage, and subject the Company to regulatory fines, penalties or financial losses, reimbursement, other compensation costs, and/or additional compliance costs. The Company also may incur substantial costs for cybersecurity risk management to guard against any cyber incidents in the future. In general, cyber-attacks result from deliberate attacks, but unintentional events may have similar effects to those caused by cyber-attacks. Similar types of risks also are present for issuers of securities in which the Company invests, which could result in material adverse consequences for such issuers and may cause the Company’s investment in such securities to lose value. In addition, cyber-attacks involving a counterparty to the Company could affect such a counterparty’s ability to meet its obligations to the Company, which may result in losses to the Company and its shareholders. In addition, the adoption of work-from-home arrangements by the Company and/or its service providers due to the COVID-19 pandemic could increase all of the above risks, create additional data and information accessibility concerns, and make the Company and/or its service providers more susceptible to operational disruptions, any of which could adversely impact their operations. While the Company or its service providers may have established business continuity plans and systems designed to guard against such operational failures and cyber-attacks and the adverse effects of such events, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified, in large part because different or unknown threats or risks may emerge in the future. The Company does not control the business continuity and cybersecurity plans and systems put in place by third-party service providers, and such third-party service providers may have no or limited indemnification obligations to the Company.

The Company is exposed to operational risks arising from several factors, including, but not limited to: human error; processing and communication errors; errors of the Company’s service providers, counterparties, or other third-parties; failed or inadequate processes and/or technology; or systems failures. The Company seeks to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

The Company is dependent upon key and a limited number of personnel. Jeffrey W. Priest serves as a President, Chief Executive Officer, and the portfolio manager of the Company. The Company is dependent upon the expertise of Mr. Priest in providing investment advice and management with respect to the Company’s investments. If the Company were to lose the services of Mr. Priest, it could be adversely affected. There can be no assurance that a suitable replacement could be found for Mr. Priest in the event of his death, resignation, retirement, or inability to act on behalf of the Company.

Misconduct or misrepresentations by employees of the Company or its service providers could cause significant losses to the Company. Employee misconduct may include binding the Company to transactions that exceed authorized limits or present unacceptable risks and unauthorized trading activities, concealing unsuccessful trading activities (which, in any case, may result in unknown and unmanaged risks or losses) or making misrepresentations regarding any of the foregoing. Losses could also result from actions by the Company’s service providers, including, without limitation, failing to recognize trades and misappropriating assets. In addition, employees and service providers may improperly use or disclose confidential information, which could result in litigation or serious financial harm. Despite the Company’s due diligence efforts, misconduct and intentional misrepresentations may be undetected or not fully comprehended, thereby potentially undermining the Company’s due diligence efforts. As a result, no assurances can be given that the due diligence performed by the Company will identify or prevent any such misconduct.

Events surrounding the COVID-19 pandemic have contributed to, and may continue to contribute to, significant market volatility, reductions in economic activity, market closures and declines in global financial markets. These effects may last for an extended period and could result in a substantial economic downturn or recession. Governmental responses may be inadequate and exacerbate other pre-existing political, social, economic, market, and financial risks. These events may have a significant adverse effect on the Company’s performance and on the liquidity of the Company’s investments and have the potential to impair the ability of Company management and employees or the Company’s external service providers to serve the Company. This could lead to further operational disruptions that may negatively impact the Company. Markets may, in response to governmental actions or intervention, experience periods of high volatility and reduced liquidity. During such periods, the Company may have to or deem it appropriate to sell securities at times when it would otherwise not do so, potentially at unfavorable prices.

The Company has a long-term lease commitment which expires in the fourth quarter of 2028 with aggregate rental payments of approximately $6,437,500.

Principal Risk Factors of Investing in the Company (Unaudited) - continued

General American Investors

The Company has both funded (qualified) and unfunded (supplemental) noncontributory defined benefit pension plans and funded (qualified) and unfunded (supplemental) defined contribution thrift plans that are available to its employees. As a result of the terms of these plans and applicable generally accepted accounting principles pertaining thereto, the Company may be required to increase expenses and write-up the associated liabilities of these plans in its accounting records under varying circumstances. In the case of the pension plan, if interest rates decline, stock prices decline, or there are significant declines in mortality, among other factors, additional projected expenses and accrued liabilities may be required to be recorded in the Company’s financial statements to reflect those events. In the case of the supplemental thrift plan, a greater expense and accrued liability will be recorded as the Company’s stock price increases and the associated unfunded liability of the supplemental thrift plan increases.

Certain provisions in the Company’s Restated Certificate of Incorporation or By-Laws include provisions that could limit the ability of other entities or persons to merge it or to consolidate it with an open-end fund, to dissolve the Company, to sell all or substantially all of the assets of the Company, or to make the common stock of the Company a redeemable security. These provisions could have the effect of depriving common stockholders of opportunities to sell their common stock at a premium over the then-current market price of the Company’s common stock.

Governmental, Political, Regulatory and Compliance Risks

The United States and other governments and the Federal Reserve and certain foreign central banks have taken steps in the past to support financial markets, most recently in response to the COVID-19 pandemic. The withdrawal of support, failure of efforts in response to a financial crisis, or investor perception that those efforts are not succeeding could negatively affect financial markets generally as well as the values and liquidity of certain securities. Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the securities in which the Company invests or the issuers of such securities in ways that are unforeseeable. Legislation or regulation also may change the way in which the Company is regulated. Such legislation, regulation or other government action could limit or preclude the Company’s ability to achieve its investment objectives and affect the Company’s performance.

Political, social, or financial instability; civil unrest; and acts of terrorism are other potential risks that could adversely affect an investment in a security or in markets or issuers generally. In addition, political developments in foreign countries or the United States may at times subject such countries to sanctions from the U.S. government, foreign governments, and/or international institutions that could negatively affect the Company’s investments in issuers located in, doing business in, or with assets in such countries.

The Company has elected to be treated as a Regulated Investment Company (“RIC”) under the Internal Revenue Code, as amended, and intends each year to qualify and be eligible to be treated as such. If the Company qualifies as a RIC, it generally will not be subject to U.S. federal income tax on its net investment income or net short-term or long-term capital gains, distributed (or deemed distributed) to shareholders, provided that, for each taxable year, the Company distributes (or is treated as distributing) to its shareholders an amount equal to or exceeding 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses). The Company intends to distribute all or substantially all of its investment company taxable income and net capital gain each year. In order for the Company to qualify as a RIC in any taxable year, the Company must meet certain asset diversification tests and at least 90% of its gross income for such year must represent qualifying income. If for any taxable year the Company were to fail to meet the income or diversification tests described above, the Company could in some cases cure the failure, including by paying a tax and, in the case of a diversification test failure, disposing of certain assets. The Company’s investments therefore may be limited by the Company’s intention to qualify as a RIC and may bear on the Company’s ability to so qualify. If the Company were ineligible to or otherwise failed to qualify as a RIC, it would be treated as a corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Company to income tax at the corporate level and, when such income is distributed, to a further tax as dividends at the shareholder level to the extent of the Company’s current or accumulated earnings and profits.

The Company is registered under the Investment Company Act of 1940 and is subject to many requirements pursuant to its registration with the Securities and Exchange Commission and associated regulation (e.g., Securities Act of 1933, Securities Exchange Act of 1934, Regulation S-X, Regulation S-K, etc.). Violation of the above and other rules and regulations, unintended or otherwise, could result in additional regulation of the Company, enforcement actions by regulators, limitations on the Company’s ability to operate as described above, and/or fines, penalties and other forms of financial impairment. The above could severely limit or preclude the Company’s ability to achieve its investment objectives, affect the Company’s performance, or limit the Company’s ability to operate as intended.

OFFICERS

General American Investors

Name (age) Employee Since	Principal Occupation During Past 5 Years

Jeffrey W. Priest (58) 2010	President of the Company since 2012 and Chief Executive Officer since 2013
Anang K. Majmudar (46) 2012	Senior Vice-President of the Company effective 2019, Vice-President 2015-2018, securities analyst (general industries)
Andrew V. Vindigni (61) 1988	Senior Vice-President of the Company since 2006, securities analyst (financial services and consumer non-durables)
Eugene S. Stark (62) 2005	Vice-President, Administration of the Company and Principal Financial Officer since 2005, Chief Compliance Officer since 2006
Craig A. Grassi (52) 1991	Vice-President of the Company since 2013, securities analyst and information technology

Name (age) Employee Since	Principal Occupation During Past 5 Years

Liron Kronzon (51) 2016	Vice-President of the Company effective 2019, securities analyst (general industries)

Sally A. Lynch, Ph.D. (61) 1997	Vice-President of the Company since 2006, securities analyst (biotechnology industry)
Samantha X. Jin (46) 2018	Treasurer of the Company and Principal Accounting Officer effective 2019
Linda J. Genid (62) 1983	Corporate Secretary of the Company effective 2016, Assistant Corporate Secretary 2014-2015, network administrator
Connie A. Santa Maria (47) 2015	Assistant Corporate Secretary of the Company effective 2019, Human Resources/Benefits Manager

All information is as of December 31, 2020, unless otherwise noted.

All Officers serve for a term of one year and are elected by the Board of Directors at the time of its annual meeting in April.

The address for each officer is the Company’s office.

service organizations

counsel

Sullivan & Cromwell LLP

independent auditors

Ernst & Young LLP

custodian and accounting agent

State Street Bank and
Trust Company

transfer agent and registrar

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

1-800-413-5499

www.amstock.com

Previous purchases of the Company’s Common and Preferred Stock are set forth in Note 5, on page 18. Prospective purchases of Common and Preferred Stock may be made at such times, at such prices, in such amounts and in such manner as the Board of Directors may deem advisable.

The policies and procedures used by the Company to determine how to vote proxies relating to portfolio securities and the Company’s proxy voting record for the twelve-month period ended June 30, 2020 are available: (1) without charge, upon request, by calling us at our toll-free telephone number (1-800-436-8401), (2) on the Company’s website at www.generalamericaninvestors.com and (3) on the Securities and Exchange Commission’s website at www.sec.gov.

In addition to distributing financial statements as of the end of each quarter, General American Investors files three Monthly Portfolio Investments Reports (Form N-PORT) with the Securities and Exchange Commission (“SEC”) as of the end of each calendar quarter. The Company’s Forms N-PORT are available on the SEC’s website: www.sec.gov. Copies of Forms N-PORT may also be obtained and reviewed at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

On April 23, 2020, the Company submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Company’s principal executive officer certified that he was not aware, as of that date, of any violation by the Company of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Company’s principal executive and principal financial officer made semi-annual certifications, included in filings with the SEC on Forms N-CSR relating to, among other things, the Company’s disclosure controls and procedures and internal control over financial reporting, as applicable.

DIRECTORS

General American Investors

DIRECTORS

General American Investors

Name (age) Director Since	Principal Occupation During Past 5 Years	Current Directorships and Affiliations
Independent Directors
Arthur G. Altschul, Jr. (56) 1995

Chairman and Chief Executive Officer

Overbrook Management Corporation (investment advisory)

Founder and Managing Member

Diaz & Altschul Capital Management, LLC (investment advisory)

Co-Founder and Chairman

Kolltan Pharmaceuticals, Inc. (acquired 2016; pharmaceuticals)

Child Mind Institute, Director The Overbrook Foundation, Vice-Chairman

Rodney B. Berens (75) 2007	Partner Alternative Investment Group (since 2018; investment advisory) Founder, Chairman and Senior Investment Strategist Berens Capital Management, LLC (2000-2018; investment advisory)

The Morgan Library and Museum, Life Trustee and Chairman of Investment Sub-Committee

The Woods Hole Oceanographic Institute, Life Trustee and Member of Investment Committee

Upwell, Director and Chairman of Audit Committee

Spencer Davidson (78) 1995	Chairman of the Board of Company

Clara E. Del Villar (62) 2017

Executive Director,
Senior Initiatives Program

Freedom Works Foundation

Strategic Consultant

Advisor, Strategic Partnerships

Trialogies, Inc. (until 2016; information technology)

Founder, Chief Executive Officer and Editor-in-Chief,

Hispanic Post (2011-2016; digital media)

Tribeca Innovation Awards Foundation, Fellow Women’s Health Symposium, Weill Cornell Medicine, Member of Executive Steering Committee

John D. Gordan, III (75) 1986	Attorney Beazley USA Services, Inc. (2013-2019; insurance)

Betsy F. Gotbaum (82) 2010	Executive Director Citizens Union (since 2017; nonprofit democratic reform) Consultant	Center for Community Alternatives, Director Community Service Society, Trustee Fisher Center for Alzheimer’s Research Foundation, Trustee Visiting Nurse Service of New York, Director

Rose P. Lynch (70) Director since May 2017	Founder and President Marketing Strategies, LLC (consulting firm)	Steven Madden, Ltd., Director Concord Academy, Trustee Princeton University Varsity Club, Director Women and Foreign Policy Advisory Council, Council of Foreign Relations, Member

Savannah Sachs (34) Director since December 2020	Chief Executive Officer Tula (since 2018; skincare) Chief Operating Officer (2018)/ UK General Manager (2015-2017) Birchbox (beauty and grooming)

Henry R. Schirmer (56) 2015

Chief Financial Officer and Member of Executive Board

Randstad (since 2018; human resources)

Chief Financial Officer/
Executive Vice-President

Unilever Europe (2016-2018)

Chief Financial Officer/
Senior Vice-President Finance

Unilever North America (2012-2016; consumer products)

Results for Development Institute, Director

Interested Director
Jeffrey W. Priest (58) 2013	President and Chief Executive Officer of Company

The Company is a stand-alone fund. All Directors serve for a term of one year and are elected by Stockholders at the time of the annual meeting. The address for each Director is the Company’s office. All information is as of December 31, 2020.

General American Investors Company, Inc.

530 Fifth Avenue, New York, NY 10036

(212) 916-8400 (800) 436-8401

E-mail: InvestorRelations@gainv.com

www.generalamericaninvestors.com

ITEM 2. CODE OF ETHICS.

On July 9, 2003, the Board of Directors adopted a code of ethics that applies to registrant’s principal executive and senior financial officers. The code of ethics is available on registrant’s Internet website at http://www.generalamericaninvestors.com/governance/code-of-ethics.php. Since the code of ethics was adopted there have been no amendments to the code nor have there been granted any waivers from any provisions of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors has determined that none of the members of registrant’s audit committee meets the definition of “audit committee financial expert” as the term has been defined by the U.S. Securities and Exchange Commission (the “Commission”). In addition, the Board of Directors has determined that the members of the audit committee have sufficient financial expertise and experience to perform the duties and responsibilities of the audit committee.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES The aggregate fees paid and accrued by the registrant for professional services rendered by its independent auditors, Ernst & Young LLP, for the audit of the registrant’s annual financial for 2020 and 2019 were $180,810 and $176,400, respectively.

(b) AUDIT RELATED FEES The aggregate fees paid or accrued by the registrant for audit-related professional services rendered by Ernst & Young LLP for 2020 and 2019 were $35,301 and $34,440 respectively. Such services and related fees for 2020 and 2019 included: review of quarterly employee security transactions and issuance of report thereon ($33,210 and $32,400, respectively) and other audit-related services ($2,091 and $2,040, respectively).

(c) TAX FEES The aggregate fees paid or accrued by the registrant for professional services rendered by Ernst & Young LLP for the review of the registrant’s federal, state and city income tax returns and excise tax calculations for 2020 and 2019 were $23,268 and $22,700, respectively.

(d) ALL OTHER FEES No such fees were billed to the registrant by Ernst & Young LLP for 2020 or 2019.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY All services to be performed for the registrant by Ernst & Young LLP must be pre-approved by the audit committee. All services performed during 2020 and 2019 were pre-approved by the committee.

(2) Not applicable.

(f) Not applicable.

(g) The aggregate fees paid or accrued by the registrant for non-audit professional services rendered by Ernst & Young LLP to the registrant for 2020 and 2019 were $58,569 and $57,140, respectively.

(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the audit committee are: John D. Gordan, III, Chairman, Arthur G. Altschul, Jr., Rodney B. Berens, Clara E. Del Villar, and Henry R. Schirmer.

(b) Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

The schedule of investments in securities of unaffiliated issuers is included as part of the report to stockholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

General American Investors Company, Inc.

PROXY VOTING POLICIES AND PROCEDURES

General American Investors Company, Inc. (the “Company”) is uniquely structured as an internally managed closed-end investment company. Our research efforts, including the receipt and analysis of proxy material, are focused on the securities in the Company’s portfolio, as well as alternative investment opportunities. We vote proxies relating to our portfolio securities in the best long-term interests of the Company.

Our investment approach stresses fundamental security analysis, which includes an evaluation of the integrity, as well as the effectiveness of management personnel. In proxy material, we review management proposals and management recommendations relating to shareholder proposals in order to, among other things, gain assurance that management’s positions are consistent with its integrity and the long-term interests of the company. We generally find this to be the case and, accordingly, give significant weight to the views of management when we vote proxies.

Proposals that may have an impact on the rights or privileges of the securities held by the Company would be reviewed very carefully. The explanation for a negative impact could justify the proposal; however, if such justification were not present, we would vote against a significant reduction in the rights or privileges associated with any of our holdings.

Proposals relating to corporate governance matters are reviewed on a case-by-case basis. When they involve changes in the state of incorporation, mergers or other restructuring, we would, if necessary, complete our review of the rationale for the proposal by contacting company representatives and, with few exceptions, vote in favor of management’s recommendations. Proposals relating to anti-takeover provisions, such as staggered boards, poison pills and supermajorities could be more problematic. They would be considered in light of our assessment of the capability of current management, the duration of the proposal, the negative impact it might have on the attractiveness of the company to future “investors,” among other factors. We can envision circumstances under which we would vote against an anti-takeover provision.

Generally, we would vote with management on proposals relating to changes to the company’s capital structure, including increases and decreases of capital and issuances of preferred stock; however, we would review the facts and circumstances associated with each proposal before finalizing our decision.

Well-structured stock option plans and management compensation programs are essential for companies to attract and retain high caliber management personnel. We generally vote in favor of proposals relating to these issues; however, there could be an occasion on which we viewed such a proposal as overreaching on the part of management or having the potential for excessive dilution when we would vote against the proposal.

Corporations should act in a responsible manner toward their employees, the communities in which they are located, the customers they serve and the world at large. We have observed that most stockholder proposals relating to social issues focus on a narrow issue and the corporate position set forth in the proxy material provides a well-considered response demonstrating an appropriate and responsible action or position. Accordingly, we generally support management recommendations on these types of proposals; however, we would consider each proposal on a case-by-case basis.

We take voting proxies of securities held in our portfolio very seriously. As indicated above, it is an integral part of the analytical process at General American Investors. Each proposal and any competing interests are reviewed carefully on a case-by-case basis. Generally, we support and vote in accordance with the recommendations of management; however, the overriding basis for the votes we cast is the best long-term interests of the Company.

Date: July 9, 2003

Item 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

As of December 31, 2020 and the date of this filing, Mr. Jeffrey W. Priest, President and Chief Executive Officer, serves as the Portfolio Manager of the registrant and is responsible for its day-to-day management. Mr. Priest has been employed by the registrant since October, 2010, becoming its President in February 2012, and its Chief Executive Officer in January 2013. Mr. Priest does not provide such services for any other registered investment companies, pooled investment vehicles, or other accounts. For performing such responsibilities, Mr. Priest receives cash compensation in the form of a fixed salary and an annual performance bonus. The annual performance bonus is principally based upon the absolute performance of the registrant and its relative performance to a closed-end management investment company peer group (comprised of core equity funds) and the S&P 500 Index. Performance is evaluated in December by the Compensation Committee of the Board of Directors (the members of which are independent and consult with the full Board of Directors), based upon the registrant’s net asset value return and total investment return during the twelve months ended October 31. Additional consideration is given to performance during the subsequent intervening period and to market compensation data provided by a noted industry compensation consulting firm. Mr. Priest beneficially owns in excess of $1 million of the registrant’s outstanding equity securities.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) General American Investors Company, Inc. Common Stock (GAM)

Period 2019	(a) Total Number of shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
07/01-07/31	22,000	33.0833	22,000	1,633,947
08/01-08/31	110,927	34.5685	110,927	1,523,020
09/01-09/30	85,634	34.4794	85,634	1,437,386
10/01-10/31	153,105	34.5894	153,105	1,284,281
11/01-11/30	129,903	35.1573	129,903	1,154,378
12/01-12/31	139,717	36.7202	139,717	1,014,661
Total for period	641,286		641,286

Note-The Board of Directors has authorized the repurchase of the registrant’s common stock when the shares are trading at a discount from the underlying net asset value of at least 8%. This represents a continuation of the repurchase program which began in March 1995. As of the beginning of the period, July 1, 2020, there were 1,655,947 shares available for repurchase under the aforementioned extension of such authorization. As of the end of the period, December 31, 2020, there were 1,014,661 shares available for repurchase under this program.

(b) General American Investors Company, Inc. Preferred Stock (GAMpB)

Period 2020	(a) Total Number of shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
07/01-07/31	0		0	604,687
08/01-08/31	0		0	604,687
09/01-09/30	0		0	604,687
10/01-10/31	0		0	604,687
11/01-11/30	0		0	604,687
12/01-12/31	0		0	604,687
Total for year	0		0

Note-The Board of Directors has authorized the repurchase of the registrant’s preferred stock when the shares are trading at a prices not in excess of $25.00 per share. As of the beginning of the period, July 1, 2020, there were 604,687 shares available for repurchase under such authorization. As of the end of the period, December 31, 2020, there were 604,687 shares available for repurchase under this program.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors as set forth in the registrant’s Proxy Statement, dated February 18, 2021.

ITEM 11. CONTROLS AND PROCEDURES.

Conclusions of principal officers concerning controls and procedures

(a) As of December 31, 2020, an evaluation was performed under the supervision and with the participation of the officers of General American Investors Company, Inc. (the “Registrant”), including the principal executive officer (“PEO”) and principal financial officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of December 31, 2020, the Registrant’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no significant changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the Registrant’s last fiscal period that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

ITEM 13. EXHIBITS

(a)(1) As indicated in Item 2., the code of ethics is posted on the registrant’s Internet website.

(a)(2) The certifications of the principal executive officer and the principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto as Exhibit 99 CERT.

(a)(3) There were no written solicitations to purchase securities under the Rule 23c-1 under the Investment Company Act of 1940 during the period covered by the report.

(a)(4) There were no changes in independent public accountants.

(b)   The certifications of the principal executive officer and the principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto as Exhibit 99.906 CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

General American Investors Company, Inc.

By:/s/ Eugene S. Stark
Eugene S. Stark
Vice-President, Administration

Date: February 19, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:/s/ Jeffrey W. Priest
Jeffrey W. Priest
President and Chief Executive Officer
(Principal Executive Officer)

Date: February 19, 2021

By:/s/ Eugene S. Stark
Eugene S. Stark
Vice-President, Administration
(Principal Financial Officer)

Date: February 19, 2021